FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 8, 1997


                       First Washington Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

   Maryland                         0-25230                       52-1879972
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

   4350 East-West Highway, Suite 400
          Bethesda, Maryland                                        20814
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(Address of principal executive office)                           (Zip Code)


               Registrant's telephone number, including area code:
                                 (301) 907-7800

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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit Number

1. Form of Purchase Agreement dated May 8, 1997 by and between First Washington Realty Trust, Inc. and Capitol Hill Associates, Ltd.
     Partnership, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3 (File No. 333-24017).

8.   Opinion of Latham & Watkins  regarding  tax  matters,  which is being filed
     pursuant  to  Regulation   S-K,  Item   601(b)(8)  as  an  exhibit  to  the
     Registrant's registration statement on Form S-3 (File No. 333-24017).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First Washington Realty Trust, Inc.

                                        By: /s/ Jeffrey S. Distenfeld
                                            -------------------------
                                        Senior Vice President and General
                                        Counsel

Date: May 12, 1997